Securities and Exchange Commission
                              Washington, D.C. 20549


                                     Form 8-K

                                  Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 6, 1999.


                                USURF America, Inc.
           (Exact name or registrant as specified in its charter)


       NEVADA                       333-26385              72-1346591
(State or other jurisdiction   (Commission File No.)    (I.R.S. Employer
of incorporation)                                      Identification No.)


            8748 Quarters Lake Road, Baton Rouge, Louisiana 70809
         (Address of principal executive offices, including zip code)


     Registrant's telephone number, including area code: (225) 922-7744


                         Internet Media Corporation
           (Former name or address, if changed since last report)


                                  Form 8-K

                            USURF America, Inc.

Item 5.  Other Events.

Effective July 6, 1999, a change in Registrant's corporate name occurred. On such date, Registrant became known as "USURF America, Inc.".

The corporate name change was approved by a majority of Registrant's shareholders, acting by written consent without a meeting.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 13, 1999.

USURF AMERICA, INC.

By: /s/ David M. Loflin
     David M. Loflin
     President

INDEX OF EXHIBITS

Exhibit #     Description of Document

  3.1 Articles of Amendment to Articles of Incorporation, effecting a change in corporate name, filed July 6, 1999.

--------------
Exhibit 3.1
--------------

ARTICLES OF AMENDMENT
TO ARTICLES OF INCORPORATION OF
INTERNET MEDIA CORPORATION

Pursuant to the provisions of Chapter 78 of the Nevada Revised Statutes, the undersigned corporation adopts the following Articles of Amendment to Articles of Incorporation of Internet Media Corporation:

ARTICLE I

The name of the corporation is Internet Media Corporation.

ARTICLE II

The following amendment to the Articles of Incorporation was adopted by persons holding a majority of the shares of the Corporation, on July 2, 1999:

Article One is hereby deleted in its entirety and replaced by the following language:

"Article One

The name of the corporation is USURF America, Inc."

ARTICLE III

The number of shares of the Corporation outstanding at the time of such adoption was 11,700,120 and the number of shares entitled to vote thereon was 11,700,120. Pursuant to a written consent in lieu of a meeting, 6,000,100 shares approved such adoption.

ARTICLE IV

The holders of a majority of the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendments.

Dated: July 2, 1999.

INTERNET MEDIA CORPORATION


By: /s/ David M. Loflin
       David M. Loflin
       President


By: /s/ Waddell D. Loflin
       Waddell D. Loflin
       Secretary

STATE OF LOUISIANA           )
PARISH OF EAST BATON ROUGE   )

Before me, a Notary Public on this 2nd day of July, 1999, personally appeared David M. Loflin, known to me to be the person whose name is subscribed to the foregoing document as President, and, being by me first duly sworn, declared that the statements therein are true and correct.

Given under my hand and seal of Office this 2nd day of July, 1999.


						/s/
						Notary Public
My Commission Expires: _________

STATE OF LOUISIANA           )
PARISH OF EAST BATON ROUGE   )

Before me, a Notary Public on this 2nd day of July, 1999, personally appeared Waddell D. Loflin, known to me to be the person whose name is subscribed to the foregoing document as Secretary, and, being by me first duly sworn, declared that the statements therein are true and correct.

	Given under my hand and seal of Office this 2nd day of July, 1999.


						/s/
						Notary Public
My Commission Expires: _________